Exhibit 10.16

PREPARED BY, AND AFTER RECORDING RETURN TO:

Thomas K. Slattery, Esq.

Law Offices of Thomas K. Slattery, P.L.L.C.

1250 24th Street, N.W., Suite 300

Washington, D.C.  20037

ASSIGNMENT OF LEASES AND RENTS

LESSORS:                                                                                  CSCC PROPERTY HOLDINGS, LLC, a Georgia limited liability company, having an address of Two Buckhead Plaza, 3050 Peachtree Road NW, Suite 355, Atlanta, Georgia 30305

CSCC NURSING, LLC, a Georgia limited liability company, having an address of Two Buckhead Plaza, 3050 Peachtree Road NW, Suite 355, Atlanta, Georgia 30305

STATE OF OKLAHOMA

COUNTY OF TULSA

ASSIGNMENT OF LEASES AND RENTS

This ASSIGNMENT OF LEASE AND RENTS (this” Assignment”), made as of  August 17, 2012, by and between CSCC PROPERTY HOLDINGS, LLC, a Georgia limited liability company, whose address is Two Buckhead Plaza, 3050 Peachtree Road NW, Suite 355, Atlanta, Georgia 30305 and whose organization number is GA 12034119, and CSCC NURSING, LLC, a Georgia limited liability company, whose address is Two Buckhead Plaza, 3050 Peachtree Road NW, Suite 355, Atlanta, Georgia 30305 and whose organization number is GA 12034132 (each a “Lessor” and, collectively the “Lessors”) and CONTEMPORARY HEALTHCARE SENIOR LIEN FUND I, L.P., a Delaware limited partnership (“Lender”).

W I T N E S S E T H :

FOR AND IN CONSIDERATION of the Loan, defined below, and other good and valuable consideration, in hand paid by Lender, the receipt and sufficiency of which are hereby acknowledged, Lessors do hereby (i) grant, transfer and immediately and absolutely assign to Lender, its successors and assigns, all of the right, title and interest of Lessors in and to the rents (and payments in lieu of rents), income and profits arising from the Premises (as hereinafter defined) and (ii) all of Lessors’ remaining interests as “landlord” or “lessor” in and to those certain lease agreements, residency agreements, occupancy agreements, tenant contracts, rental agreements and any other agreements for the leasing, rental, use or occupancy of space by tenants, residents or patients now or hereafter existing (together with any and all extensions, renewals and modifications thereof and guarantees of the payment and/or performance of obligations of any tenant or lessee thereunder) (hereinafter collectively referred to as the “Leases” and said tenants or lessees thereunder hereinafter collectively referred to as “Tenants” or individually as “Tenant” as the context requires), now or hereafter executed by or on behalf of the Lessors (or assigned to the Lessors), as “landlord” or “lessor” therein, and others as “Tenant” or “Lessee” therein, conveying or demising all or any portion of the space in the improvements now or hereafter located on those certain tracts or parcels of land (hereinafter referred to as the “Premises”) lying and being in the state of Oklahoma within the County identified on Exhibit A attached hereto, the Premises being more particularly described in Exhibit A attached hereto and by this reference incorporated herein and made a part hereof, if any, together with all proceeds from the sale or other disposition of the Leases or rents and profits therefrom and all of Lessors’ claims and rights to the payment of damages arising from any rejection by a Tenant of any lease under the Bankruptcy Code, 11 U.S.C. §101 et seq, as the same may be amended. This assignment of rents, income and profits arising from the Premises as hereinabove provided is intended by Lessors and Lender to create, and shall be construed to create, an absolute assignment to Lender, subject only to the terms and provisions hereof, and not as an assignment as security for the indebtedness and obligations hereinbelow described.  This assignment is effective immediately.

This Assignment is made in connection with the following described indebtedness and obligations (hereinafter referred to as the “Indebtedness”):

(a)                                 Any and all indebtedness and obligations evidenced by that certain Promissory Note dated August 17, 2012 (hereinafter referred to as the “Note”), executed by the Lessors, payable to the order of Lender at Lender’s office in Shrewsbury, New Jersey, or at such other place as the holder may from time to time require, in the principal sum of $5,000,000.00 (the “Loan”), with interest thereon at the rates therein specified, together with any and all renewals, modifications, consolidations, amendments and extensions of said note and the indebtedness evidenced by said Note and made pursuant to a Loan Agreement dated August 17, 2012 by and between the Lessors and the Lender (the “Loan Agreement”);

(b)                                 Any and all indebtedness and obligations evidenced and secured by that certain Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated August 17, 2012 (the “Mortgage”), executed by the Lessors in favor of Lender, to be recorded in the official records of Tulsa County, Oklahoma, together with all modifications and amendments thereto, as well as any and all advances made by Lender to protect or preserve the lien thereof on the real property encumbered thereby, or for taxes or insurance premiums as provided therein;

(c)                                  Any and all advances made by Lender to protect or preserve the security created by this Assignment, or to protect or preserve the Premises or the lien of the Mortgage on the Premises, or for taxes or insurance premiums as provided in the Mortgage; and

(d)                                 Any and all indebtedness and obligations of the Lessors contained herein or in any other document or instrument (other than the Note, the Loan Agreement and the Mortgage) evidencing, securing or relating to the indebtedness secured thereby (the Note, the Loan Agreement, the Mortgage and such other instruments and documents being hereinafter collectively referred to as the “Loan Documents”).

Lessors and Lender agree that (i) an extension or extensions may be made at the time of payment of all or any part of the Indebtedness; (ii) the terms of this Assignment and any of any of the Loan Documents may be modified; (iii) additional security may be given by the Lessors; and (iv) any of the Leases may be released herefrom, all without altering or affecting the security interest created by this Assignment and without altering or releasing the obligations of the Lessors under any of the Loan Documents.

Should the Indebtedness be paid when the same shall become due and payable, then this Assignment shall be canceled and surrendered as hereinafter provided.

Lessors and Lender hereby further covenant and agree as follows, in addition to and not in substitution for or in derogation of any other covenants contained in the Mortgage or the other Loan Documents:

ARTICLE I.

1.1                               Warranties of Lessors.  Each Lessor hereby warrants unto Lender that:

(a)                                 Lessor is the absolute owner of the entire Lessor’s interest in the Leases;

(b)                                 Lessor has made no assignment of any of the rights of Lessor under any of the Leases, other than this Assignment;

(c)                                  Lessor has neither done any act nor omitted to do any act which might prevent Lender from, or limit Lender in, exercising its remedies under any of the provisions of this Assignment;

(d)                                 Lessor shall not accepted payment of rental under any of the Leases for more than one (1) month in advance of the due date thereof;

(e)                                  There is no default that is material to the operation of the Facility by any Tenant under the terms of any of the Leases;

(f)                                   Lessor is not prohibited under any agreement with any other person or any judgment or decree from (i) the execution and delivery of either this Assignment or any of the Leases; (ii) the performance of each and every covenant of Lessor under either this Assignment or the Leases; or (iii) the meeting of each and every condition contained in this Assignment; and

(g)                                  No action has been brought or, so far as is known to Lessor, is threatened, which in any way would interfere with the right of Lessor to execute this Assignment and perform all of Lessors’ obligations contained in this Assignment and in the Leases.

1.2                               Covenants of Lessor. Each Lessor hereby covenants with Lender that:

(a)                                 Lessor will (i) fulfill, perform and observe each and every material condition and covenant of Lessor contained in any of the Leases in accordance with the provisions thereof; (ii) at no cost or expense to Lender, enforce the performance and observance of each and every material covenant and condition of each of the Leases to be performed or observed by the Tenant thereunder; and (iii) appear in and defend or settle any action growing out of, or in any matter connected with, any of the Leases or the obligations or liabilities of Lessor as the “landlord” or “lessor” thereunder or of the Tenant or any guarantor thereunder;

(b)                                 Except as permitted pursuant to the terms of the Loan Agreement, Lessor shall not, without the prior written consent of Lender, (i) enter into any Lease, except a resident lease in the ordinary course of business; (ii) modify or amend any of the Leases in any material respect without the prior written consent of Lender; (iii) terminate or accept the surrender of any of the Leases unless the Tenant thereunder shall have defaulted; (iv) waive or release any Tenant from the performance or observance of any material obligation or condition of its Lease; (v) further encumber the Lease or the collateral pledged for the Loan or (vi) permit to be made any prepayment of any installment of rent or fees under the Leases for more than one (1) months in advance (except for security deposits);

(c)                                  Lessor shall not execute any further assignment of the income, rents, issues or profits, or any part thereof, from the Premises or any further assignment of any of the Leases.

(d)                                 Lessor shall furnish to Lender, within ten (10) days after a request by Lender to do so, a sworn statement setting forth the name of all lessees and tenants of the Premises, the terms of their respective leases, tenant contracts or rental agreements, the space occupied, and the rentals payable thereunder, and stating whether to each Lessor’s knowledge any defaults, off-sets or defenses exist under or in connection with any of said leases, tenant contracts or rental agreements.

(e)                                  Lessor shall take no action which shall cause or permit the estate of the Tenant under any of the Leases to merge with the interest of Lessor in the Premises or any portion thereof;

(f)                                   ACCEPTANCE OF THIS ASSIGNMENT SHALL NOT BE CONSTRUED AS A CONSENT BY LENDER TO ANY OF THE LEASES AND, SUBJECT TO THE TERMS OF THIS PARAGRAPH, LENDER SHALL NOT BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION OF LESSOR UNDER ANY OF THE LEASES, AND LESSORS AGREE TO, AND DO HEREBY INDEMNIFY AND HOLD LENDER HARMLESS AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, CLAIMS, DAMAGES, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION, ATTORNEY’S FEES AND EXPENSES ACTUALLY INCURRED) WHICH LENDER MAY INCUR UNDER ANY OF THE LEASES OR UNDER OR BY REASON OF THIS ASSIGNMENT, AND FROM ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST LENDER BY REASON OF ANY ACT OR FAILURE TO ACT BY LENDER UNDER THIS ASSIGNMENT OR ANY ALLEGED OBLIGATION OR UNDERTAKING TO BE PERFORMED OR DISCHARGED BY LENDER UNDER THIS ASSIGNMENT UNLESS ANY SUCH CLAIM OR DEMAND IS CAUSED BY THE GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT OF LENDER.  THE FOREGOING INDEMNITY SHALL NOT BE APPLICABLE TO ANY SUCH CLAIM, LIABILITY, LOSS, COST, EXPENSE OR DAMAGE WHICH RESULTS FROM ANY ACTION OF LENDER WHICH OCCURS SUBSEQUENT TO THE COMPLETION OF A FORECLOSURE OR ACCEPTANCE OF A DEED IN LIEU OF FORECLOSURE WITH RESPECT TO THE PREMISES OR DURING ANY PERIOD THAT A RECEIVER HAS BEEN APPOINTED AT THE REQUEST OF LENDER;

(g)                                  Lessor shall authorize and direct, and does hereby authorize and direct each and every present and future Tenant of the whole or any part of the Premises to pay all rental to Lender upon receipt of written demand from Lender to so pay the same (which demand shall not be made until after an Event of Default);

(h)                                 Upon request of Lender, Lessor shall deliver Lender certified copies of all Leases then in effect; and

(i)                                     Upon request of Lender following an Event of Default, Lessor immediately shall deliver to Lender all security deposits and other deposits (whether refundable or non-refundable) paid by Tenants under the Leases; and Lender shall hold such deposits in a custodial account controlled by Lender, subject to the terms and conditions of the Leases.

1.3                               Covenants of Lender.  By acceptance of delivery of this Assignment, Lender covenants with Lessors that:

(a)                                 Although this Assignment constitutes a present and current assignment of all rents, issues and profits from the Premises, so long as there shall exist no Event of Default (as hereinafter defined) on the part of Lessors, Lessors shall have a license to collect, but not more than one (1) month prior to accrual, all such rents, issues and profits from the Premises (including, but not by way of limitation, all rental payments under any of the Leases) and to retain, use and enjoy such rents, issues and profits from the Premises for each Lessor’s own account, such license to expire automatically and without further notice upon the occurrence of an Event of Default; and

(b)                                 Upon the filing by Lender in the official records of Tulsa County, Oklahoma of a full satisfaction or release of the Mortgage without the recording of another security instrument in favor of Lender affecting the Premises, this Assignment shall likewise be canceled without the necessity of any further act by Lender.

ARTICLE II.

2.1                               Event of Default.  The term “Event of Default,” wherever used in this Assignment, shall mean any one or more of the following events:

(a)                                 The occurrence of any default or Event of Default under the provisions of any of the Loan Documents;

(b)                                 Failure by the Lessors to duly observe any covenant, condition or agreement of this Assignment; or

(c)                                  The breach of any warranty by the Lessors contained in this Assignment, or if any representation or certification made or agreed to be made herein shall prove to be false or materially misleading.

2.2                               Remedies.  Upon the occurrence and continuance of any Event of Default, in addition to any and all other rights and remedies available to Lender under any of the Loan Documents, and not in substitution for or derogation thereof, Lender shall become immediately entitled to all rents, income, profits and proceeds arising from the Premises and may, without notice to or demand on the Lessors other than as may be otherwise provided herein, (i) as a matter of strict right and without regard to the value or occupancy of the security, have a receiver appointed to enter upon and take possession of the Premises, collect the rents and profits therefrom and apply the same as the court may direct, such receiver to have all the rights and powers permitted under the laws of the State of Oklahoma, all without becoming a mortgagee-in-possession; (ii) proceed itself to enter upon, take possession of and operate the Premises, or any portion thereof, without becoming a mortgagee-in-possession; (iii) give notice to Tenants that an event of default has occurred and instruct Tenants to pay all rents, issues, income, profits and proceeds directly to Lender to be applied to the extent actually received in accordance with the terms of the Loan Documents (in which event Lessors agree such giving of notice, receipt of rents, issues, income, profits and proceeds and application thereof shall be in accordance with the terms of the Loan Documents); (iv) proceed to perform any and all obligations of Lessors under any of the Leases and exercise any and all rights of Lessors therein contained as fully as the Lessors themselves could, all without regard to the adequacy of security for the indebtedness hereby secured and with or without the bringing of any legal action or the causing of any receiver to be appointed by any court or other judicial authority; (v) make, enforce, modify and accept the surrender of any of the Leases; (vi) evict the Tenant under any of the Leases or obtain tenants for other space within the Premises; (vii) fix or modify rent; and (viii) do all of the acts which Lender may deem necessary, desirable or proper to protect the security created by this Assignment.  Lessors hereby acknowledge and agree that the intent of this Assignment is to empower Lender to undertake any, all or any combination of the actions hereinabove set forth in this Paragraph 2.2 without notice to the Lessors except as specifically provided herein or, as to the Lessors, in the Loan Documents.  If an Event of Default shall have occurred and be continuing, the Lessors do hereby specifically authorize Lender, in the name of the Lessors or in the name of Lender, to sue for or otherwise collect and receive all rents, issues and profits from the Premises, including those past due and unpaid, and to apply such collected rents, issues and profits to the payment of (w) all expenses of managing the Premises, including, without limitation, the salaries, fees and wages of a managing agent and such other employees as Lender may deem necessary or desirable, (x) all expenses of operating and maintaining the Premises, including, without limitation, all taxes, charges, claims, assessments, water rents, sewer rents, and any other liens, and premiums for all insurance which the Lender may deem necessary or desirable, (y) the cost of alterations, renovations, repairs, or replacements, and all expenses incident to taking and retaining possession of the Premises, and (z) the Indebtedness secured hereby, all in such order of priority as Lender in its sole discretion may determine.  Entry upon and taking possession of the Premises and the collection of the rents, issues and profits of the Premises and the application thereof, as aforesaid, shall not operate to waive any default or event of default, or prohibit the taking of any action by Lender under this Assignment, the Note, the Loan Agreement, the Mortgage, or any other Loan Documents or at law or in equity to enforce payment of the Indebtedness secured hereby or to realize on any other security.  No failure on the part of Lender to exercise, and no delay in exercising, any right shall be construed or deemed to be a waiver thereof. Any entry, payment or performance by Lender pursuant to the foregoing shall be in Lender’s reasonable discretion and Lender may commence, continue and/or discontinue any or all such actions at any time at Lender’s discretion

ARTICLE III.

3.1                               Successors and Assigns.  This Assignment shall inure to the benefit of and be binding upon the Lessors and Lender and their respective heirs, executors, legal representatives, successors and assigns.  Whenever a reference is made in this Assignment to “Lessor” or “Lender,” such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of each Lessor or Lender.

3.2                               Terminology.  All personal pronouns used in this Assignment, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural, and vice versa.  Titles of articles are for convenience only and neither limit nor amplify the provisions of this Assignment. All representations, warranties, covenants and other provisions applying to Lessors shall also apply to each of them.

3.3                               Severability.  If any provision of this Assignment or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Assignment and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

3.4                               Applicable Law.  Lessors and Lender hereby acknowledge and agree that this Assignment and the obligations created hereunder are made and intended as a contract under the laws of the State of Oklahoma and (i) are to be governed by and interpreted in accordance with the laws of the State of Oklahoma, and (ii) are to be construed and enforced in accordance with the laws of the State of Oklahoma.

3.5                               WAIVER OF TRIAL BY JURY.  LESSORS AND LENDER (BY ACCEPTANCE HEREOF), HAVING BEEN REPRESENTED BY COUNSEL, EACH KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (A) UNDER THIS ASSIGNMENT OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS ASSIGNMENT OR (B) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS ASSIGNMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH LESSOR AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LENDER OR ANY OTHER PERSON INDEMNIFIED UNDER THIS ASSIGNMENT ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

3.6                               Security Deposits.  Each Lessor acknowledges that Lender has not received for its own account any security deposited by any tenant pursuant to the terms of the Leases and that Lender assumes no responsibility or liability for any security so deposited.

3.7                               No Third-Party Beneficiaries.  This Assignment is made solely for the benefit of Lender and its assigns.  No Tenant under any of the Leases nor any other person shall have standing to bring any action against Lender as the result of this Assignment, or to assume that Lender will exercise any remedies provided herein, and no person other than Lender shall under any circumstances be deemed to be a beneficiary of any provision of this Assignment.

3.8                               No Oral Modifications.  Neither this Assignment nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

3.9                               Cumulative Remedies.  The remedies herein provided shall be in addition and not in substitution for the rights and remedies vested in Lender in or by any of the Loan Documents or in law or equity, all of which rights and remedies are specifically reserved by Lender.  The remedies herein provided or otherwise available to Lender shall be cumulative and may be exercised concurrently.  The failure to exercise any of the remedies herein provided shall not constitute a waiver thereof, nor shall use of any of the remedies provided herein prevent the subsequent or concurrent resort to any other remedy or remedies.  It is intended that this clause shall be broadly construed so that all remedies herein provided or otherwise available to Lender shall continue to be each and all available to Lender until the Indebtedness shall be paid in full.

3.10                        Further Assurance.  At any time and from time to time, upon request by Lender, the Lessors will make, execute and deliver, or cause to be made, executed and delivered, to

Lender and, where appropriate, cause to be recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Lender, any and all such other instruments as may, in the opinion of Lender, be necessary or desirable in order to effectuate, complete or perfect, or to continue and preserve (a) the obligations of such Lessors under this Assignment or (b) the interest created by this Assignment as a first and paramount interest in and to the Leases and the rents, issues and profits from the Premises.

3.11                        Notices.  Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Assignment shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given or served if (i) deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, or (ii) delivered personally or by nationally recognized overnight courier to the other party at the address of such other party set forth below or at such other address as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith. The time period in which a response to any such notice, election, demand or request must be given shall commence on the earlier of (x) the date of personal or overnight courier or facsimile delivery and (y) the third calendar day following the date of deposit of same in the United States Mail, postage prepaid, certified mail, return receipt requested. Personal delivery to a party or to any officer of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any such notice, demand, or request shall be addressed as follows:

If to Lessors:

c/o CSCC Property Holdings, LLC

Two Buckhead Plaza

3050 Peachtree Road NW, Suite 355

Atlanta, Georgia 30305

with a copy to:

Ellen W. Smith, Esq.

Holt Ney Zatcoff & Wasserman, LLP

100 Galleria Parkway, Suite 1800

Atlanta, Georgia 30339

Fax: (770) 956-1490

If to Lender:

Eric Smith

Contemporary Healthcare Capital, LLC

1040 Broad Street

Suite 103

Shrewsbury, New Jersey 07702

with a copy to:

Law Offices of Thomas K. Slattery, P.L.L.C.

1250 24th Street NW, Suite 300

Washington, DC 20037

3.12                        No Obligations Imposed Upon Lender.  Subject to Paragraph 1.2(f) hereof, nothing contained herein shall operate or be construed to obligate Lender to perform any of the terms, covenants and conditions contained in any of the Leases or otherwise to impose any obligation upon Lender with respect to any of the Leases including, but not limited to, any obligation arising out of any covenant of quiet enjoyment therein contained in the event the tenant, lessee, occupant, or other party under any of such Leases shall have been joined as a party defendant in any action to foreclose and the estate of such tenant, lessee, occupant, or other party shall have been thereby terminated.  Unless and until Lender actually enters into and takes possession of the Premises, this Assignment shall not operate to place upon Lender any responsibility for the operation, control, care, management or repair of the Premises, and the execution of this Assignment by Lessors shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Premises is and shall be that of such Lessors prior to such actual entry and taking possession by Lender or by a receiver on behalf of Lender.  In the event of any such entry into and taking possession of the Premises by Lender or by a receiver on behalf of Lender, Lender’s or any receiver’s, as the case may be, responsibility for the operation, control, care, management and repair of the Premises shall be strictly governed by the terms of the Loan Documents

3.13                        Attorney Fees.  Each Lessor agrees to reimburse Lender for all costs, expenses, and attorneys’ fees that Lender incurs in connection with the enforcement of any obligation contained in this Assignment or the collection of any rents assigned herein, with or without litigation, including, without limitation, any costs, expenses, and fees incurred: (a) in making demands for and collecting any rents; (b) in any action for rents against Lessor or any lessee; (c) on appeal; (d) in any petition for review; (e) in any arbitration or mediation; (f) in any action contesting or seeking to restrain, enjoin, stay, or postpone the exercise of any remedy in which Lender prevails; (g) in any bankruptcy, probate, receivership or other proceeding involving Lessor; and (h) in connection with all negotiations, documentation, and other actions relating to any work-out, compromise, settlement or satisfaction relating to this Assignment.  All such costs, expenses, and fees shall be due and payable upon demand and shall bear interest from the date incurred through the date of collection at the default rate stated in the Loan Documents.

3.14                        Inconsistencies.  To the extent the terms of the Loan Agreement and the terms of this Assignment are inconsistent, the terms of the Loan Agreement shall control

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Lessors have executed and delivered this Assignment by its duly authorized representatives as of the date and year first above written.

LESSORS:

CSCC PROPERTY HOLDINGS, LLC, a Georgia limited liability company

	By:	/s/ Christopher F. Brogdon
	Name:	Christopher F. Brogdon
	Title:	Manager

STATE OF	)
[SEAL]	) ss.
COUNTY OF	)

This instrument was acknowledged before me on August 17, 2012, by Christopher F. Brogdon, as Manager of CSCC Property Holdings, LLC, a Georgia limited liability company.

(Seal)
/s/ [Illegible]
Notary Public
My commission expires:
Commission #:

SIGNATURE PAGE TO ASSIGNMENT OF LEASES AND RENTS — ADCARE — SENIOR - CONTINUES

CSCC NURSING, LLC, a Georgia limited liability company

	By:	/s/ Christopher F. Brogdon
	Name:	Christopher F. Brogdon
	Title:	Manager

STATE OF	)
[SEAL]	) ss.
COUNTY OF	)

This instrument was acknowledged before me on August 17, 2012, by Christopher F. Brogdon, as Manager of CSCC Nursing, LLC, a Georgia limited liability company.

(Seal)
/s/ [Illegible]
Notary Public
My commission expires:
Commission #:

SIGNATURE PAGE TO ASSIGNMENT OF LEASES AND RENTS — ADCARE - SENIOR